SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 1998
                                                   -------------------------


                               CIT RV Trust 1997-A
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    Delaware
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                      000-23507                           Applied For
    ------------------------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)

                     c/o The CIT Group/Sales Financing, Inc.
                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (201) 740-5000
                                                   --------------------------

                                       N/A
    -------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5. Other Events.
        ------------
               On January 15, 1998, First Omni Bank, N.A., as Owner Trustee, made the monthly distribution to the holders of The CIT RV Trust 1997-A, Class A-1 5.800% Asset Backed Notes, Class A-2 5.985% Asset Backed Notes, Class A-3 6.018% Asset Backed Notes, Class A-4 6.200% Asset Backed Notes, Class A-5 6.250% Asset Backed Notes, Class A-6 6.350% Asset Backed Notes, Class A-7 6.400% Asset Backed Notes, Class B 6.450% Asset-Backed Notes and 6.800% Asset Backed Certificates.


Item 7. Financial Statements and Exhibits.
        ---------------------------------
               (c)    Exhibits.

                The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

        Exhibit No.          Description                             Page
        ----------           -----------                             ----
        28                   Monthly Report delivered by              3
                             the Trustee to Certificateholders
                             in connection with distributions
                             on January 15, 1998


SIGNATURES
----------
               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE CIT GROUP/SALES FINANCING,
                                            INC., as servicer



                                             By:  /s/ Frank J. Madeira
                                                  --------------------------
                                             Name:  Frank J. Madeira
                                             Title: Vice President

Dated:  January 23, 1998

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



        The undersigned certifies that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of November 1, 1997 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and CIT RV Trust 1997-A, (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1997 to December 31, 1997
                                          -------------------------------------
   attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


       IN WITNESS WHEREOF,  he has affixed hereunto his signature this 12th day
                                                                       --------
of January 1998.
---------------

                                    THE CIT GROUP/SALES FINANCING, INC.

                                    By: /s/ Frank Madeira
                                        --------------------------------
                                    Name:  Frank Madeira
                                    Title: Vice President

                               CIT RV TRUST 1997-A

                            MONTHLY SERVICER'S REPORT



                                          Settlement Date           12/31/97
                                          Determination Date         1/12/98
                                          Distribution Date          1/15/98



I.  All Payments on the Contracts                                 14,614,049.56
II. All Liquidation Proceeds on the Contracts
     with respect to Principal                                            32.17
III.Repurchased Contracts                                             65,410.99
IV  Investment Earnings on Collection Account                          6,168.69
V.  Servicer Monthly Advances                                        477,874.41
VI. Reimbursement of prior monthly Servicer Advances                -392,618.44
VII.Incorrect Deposits                                                     0.00

Total available amount in Collection Account                     $14,770,917.38
                                                                  =============

Draws from the Reserve Account                                            $0.00

Total Distribution                                               $14,770,917.38


DISTRIBUTION AMOUNTS              Cost per $1000
----------------------            --------------

1. (a) Class A-1 Note Interest
        Distribution                               157,407.60
   (b) Class A-1 Note Principal
        Distribution                             9,828,924.67
       Aggregate Class A-1 Note
        Distribution               247.79980819                     9,986,332.27

2. (a) Class A-2 Note Interest
        Distribution                               159,600.00
   (b) Class A-2 Note Principal
        Distribution                                     0.00
       Aggregate Class A-2 Note
        Distribution                4.98750000                       159,600.00

3. (a) Class A-3 Note Interest
        Distribution                               446,335.00
   (b) Class A-3 Note Principal
        Distribution                                     0.00
       Aggregate Class A-3 Note
        Distribution                5.01500000                       446,335.00

4. (a) Class A-4 Note Interest
        Distribution                               661,333.33
   (b) Class A-4 Note Principal
        Distribution                                     0.00
       Aggregate Class A-4 Note
        Distribution                5.16666664                       661,333.33

5. (a) Class A-5 Note Interest
        Distribution                               385,416.67
   (b) Class A-5 Note Principal
        Distribution                                     0.00
       Aggregate Class A-5 Note
        Distribution                5.20833338                       385,416.67

6. (a) Class A-6 Note Interest
        Distribution                               560,916.67
   (b) Class A-6 Note Principal
        Distribution                                     0.00
       Aggregate Class A-6 Note
        Distribution                5.29166670                       560,916.67

6. (a) Class A-7 Note Interest
        Distribution                               265,066.67
   (b) Class A-7 Note Principal
        Distribution                                     0.00
       Aggregate Class A-7 Note
        Distribution                5.33333340                       265,066.67

7. (a) Class B Note Interest
        Distribution                               166,625.00
   (b) Class B Note Principal
        Distribution                                     0.00
       Aggregate Class B Note
        Distribution                5.37500000                       166,625.00

8. (a) Certificate Interest
        Distribution                                80,029.56
   (b) Certificate Principal
        Distribution                                     0.00
       Aggregate  Certificate
        Distribution                 5.66666648                       80,029.56

9. Servicer Payment
     (a)  Servicing Fee                            237,560.11

               Total Servicer Payment                                237,560.11

10. Deposits to the Reserve Account                                1,821,702.10

Total Distribution                                               $14,770,917.38
                                                                  =============

11.  Distribution from the Reserve Account
   (a)  Draws deposited to the Note
         Distribution Account                           0.00
   (b)  Draws deposited to the Certificate
         distribution Account                           0.00
   (c)  Distribution to Lender                  2,078,246.61
   (d)  Distribution to Affiliated Owner                0.00

Total Distribution from the Reserve Account                        2,078,246.61


         INTEREST
---------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes   @    5.800%         157,407.60
        (b) Class A-2 Notes   @    5.985%         159,600.00
        (c) Class A-3 Notes   @    6.018%         446,335.00
        (d) Class A-4 Notes   @    6.200%         661,333.33
        (e) Class A-5 Notes   @    6.250%         385,416.67
        (f) Class A-6 Notes   @    6.350%         560,916.67
        (g) Class A-7 Notes   @    6.400%         265,066.67

                     Aggregate Interest on Class A Notes           2,636,075.94

        (g) Class B Notes @        6.450%                            166,625.00
        (h) Certificate @          6.800%                             80,029.56

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                             0.00
        (b) Class A-2 Notes                             0.00
        (c) Class A-3 Notes                             0.00
        (d) Class A-4 Notes                             0.00
        (e) Class A-5 Notes                             0.00
        (f) Class A-6 Notes                             0.00
        (g) Class A-7 Notes                             0.00
        (h) Class B Notes                               0.00

        (i) Certificate                                 0.00


3.   Total Distribution of
        Interest                Cost per $1000
                                --------------
        (a) Class A-1 Notes       3.90589578      157,407.60
        (b) Class A-2 Notes       4.98750000      159,600.00
        (c) Class A-3 Notes       5.01500000      446,335.00
        (d) Class A-4 Notes       5.16666664      661,333.33
        (e) Class A-5 Notes       5.20833338      385,416.67
        (f) Class A-6 Notes       5.29166670      560,916.67
        (g) Class A-7 Notes       5.33333340      265,066.67

                     Total Aggregate Interest on Class A Notes     2,636,075.94

        (i) Class B Notes         5.37500000                         166,625.00

        (h) Certificate           5.66666648                          80,029.56

        PRINCIPAL
---------------------------

                                No. of Contracts
                                 --------------
1.   Amount of Stated Principal
      Collected                                 2,914,323.03
2.   Amount of Principal Prepayment
      Collected                        229      6,847,723.35
3.   Amount of Liquidated Contract      1           2,020.91
4.   Amount of Repurchased Contract     3          64,857.38

       Total Formula Principal Distribution Amount                 9,828,924.67

5.   Principal Balance before giving effect to
      Principal Distribution                     Pool Factor
        (a) Class A-1 Notes                        0.7820481      31,516,538.03
        (b) Class A-2 Notes                        1.0000000      32,000,000.00
        (c) Class A-3 Notes                        1.0000000      89,000,000.00
        (d) Class A-4 Notes                        1.0000000     128,000,000.00
        (e) Class A-5 Notes                        1.0000000      74,000,000.00
        (f) Class A-6 Notes                        1.0000000     106,000,000.00
        (g) Class A-7 Notes                        1.0000000      49,700,000.00
        (h) Class B Notes                          1.0000000      31,000,000.00

        (i) Certificate                            1.0000000      14,122,864.00


6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                0.00
        (b) Class A-2 Notes                                                0.00
        (c) Class A-3 Notes                                                0.00
        (d) Class A-4 Notes                                                0.00
        (e) Class A-5 Notes                                                0.00
        (f) Class A-6 Notes                                                0.00
        (g) Class A-7 Notes                                                0.00
        (h) Class B Notes                                                  0.00

        (i) Certificate                                                    0.00


7.   Principal Distribution              Cost per $1000
                                         --------------
        (a) Class A-1 Notes              243.89391241              9,828,924.67
        (b) Class A-2 Notes                0.00000000                      0.00
        (c) Class A-3 Notes                0.00000000                      0.00
        (d) Class A-4 Notes                0.00000000                      0.00
        (e) Class A-5 Notes                0.00000000                      0.00
        (f) Class A-6 Notes                0.00000000                      0.00
        (g) Class A-7 Notes                0.00000000                      0.00
        (h) Class B Notes                  0.00000000                      0.00

        (i) Certificate                    0.00000000                      0.00


8.   Principal Balance after giving effect
      to Principal Distribution                    Pool Factor
                                                   -----------
        (a) Class A-1 Notes                         0.5381542     21,687,613.36
        (b) Class A-2 Notes                         1.0000000     32,000,000.00
        (c) Class A-3 Notes                         1.0000000     89,000,000.00
        (d) Class A-4 Notes                         1.0000000    128,000,000.00
        (e) Class A-5 Notes                         1.0000000     74,000,000.00
        (f) Class A-6 Notes                         1.0000000    106,000,000.00
        (g) Class A-7 Notes                         1.0000000     49,700,000.00
        (h) Class B Notes                           1.0000000     31,000,000.00

        (h) Certificate                             1.0000000     14,122,864.00



        POOL DATA
---------------------------
                                                   Aggregate
                              No. of Contracts  Principal Balance
                              ----------------  -----------------
1.   Pool Stated Principal
      Balance as of
      12/31/97                        19,214     545,510,477.28

2.   Delinquency Information                                       % Delinquent

              (a) 31-59 Days            220       5,360,490.44           0.983%
              (b) 60-89 Days             57       1,806,637.29           0.331%
              (c) 90-119 Days             2          17,364.05           0.003%
              (d) 120 Days +              0               0.00           0.000%

3.   Contracts Repossessed during
      the Due Period                      2         204,315.22

4.   Current Repossession Inventory       2         204,315.22

5.   Aggregate Net Losses for the
      related Due Period
       (a)  Aggregate Principal Balance
             of Liquidated Receivables    1          2,020.91
       (b)  Net Liquidation Proceeds on
             any Liquidated Receivables                 32.17
                                                ----------------
       Total Aggregate Net Losses for
        the related Due Period                                         1,988.74

6.  Aggregate Losses on all Liquidated
      Receivables (Year-To-Date)                                       2,020.91

7.  Aggregate Net Losses on all
     Liquidated Receivables(Life-To-Date)1                             1,988.74

8.   Weighted Average Contract Rate of all
      Outstanding Contracts                                              10.093%

9.   Weighted Average Remaining Term to Maturity
      of all Outstanding Contracts                                      156.488

10.  Weighted Average Months Seasoning of all
      Outstanding Contracts                                               6.911

     TRIGGER ANALYSIS
---------------------------

1. (a) Average Delinquency
        Percentage                N/A
   (b) Delinquency Percentage
        Trigger in effect ?                 NO

2. (a) Average Liquidated
        Contracts Percentage      N/A
   (b) Liquidated Contracts
        Trigger in effect ?                 NO


      MISCELLANEOUS
---------------------------

1.   Monthly Servicing Fees                                          237,560.11

2.   Servicer Advances                                               477,874.41

3.   (a)  Opening Balance of the Reserve Account                  11,106,788.04
     (b)  Deposits to the Reserve Account          1,821,702.10
     (c)  Investment Earnings in the Reserve
           Account                                    59,966.01
     (d)  Distribution from the Reserve Account   -2,078,246.61
     (e)  Ending Balance of the Reserve Account                   10,910,209.54

4.   Specified Reserve Account Balance                            10,910,209.54

5.  Available Reserve Amount                                 2%   10,910,209.54

6.  Reserve Account Loan Activity
      (a)  Distribution on Loan:
                Interest                              44,249.50
                Principal                          2,033,997.11
                      Total P&I                                    2,078,246.61

      (b)  Beginning Loan Balance                                  7,382,837.98
      (c)  Principal Payment                                       2,033,997.11
      (d)  Ending Loan Balance                                     5,348,840.87